UNUM - VA II (SEC, subacct inception date)

================================================================================================================================
                                                One Quarter
--------------------------------------------------------------------------------------------------------------------------------
                     Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
Fund Value             $942.15
Fee                      $0.21
--------------------------------------------------------------------------------------------------------------------------------
Surr Charge             $56.52
Final Value            $885.42
Cumulative Return      -11.458%
Annualized Return      -38.539%
-------------------------------------------------------------------------------------------------------------------------------

Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000)*4 - 1

--------------------------------------------------------------------------------------------------------------------------------
Date                 Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
            09/30/97 18.714800
--------------------------------------------------------------------------------------------------------------------------------
            12/31/97 17.632200
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

================================================================================================================================
                                                Year To Date
--------------------------------------------------------------------------------------------------------------------------------
                     Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
Fund Value           $1,153.48
                     -----------------------------------------------------------------------------------------------------------
Fee                      $0.21
--------------------------------------------------------------------------------------------------------------------------------
Surr Charge             $56.52
                     -----------------------------------------------------------------------------------------------------------
Final Value            $885.42
                     -----------------------------------------------------------------------------------------------------------
Annualized Return      -11.458%
--------------------------------------------------------------------------------------------------------------------------------

Calculation of Year to Date Return

Final Value Year to Date = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value Year to Date/1,000 - 1

--------------------------------------------------------------------------------------------------------------------------------
Date                 Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
            12/31/96 15.286100
--------------------------------------------------------------------------------------------------------------------------------
            12/31/97 17.632200
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

================================================================================================================================
Separate Account L - Standardized 1 Year Returns

One Year Returns Period Ending 12/31/97

--------------------------------------------------------------------------------------------------------------------------------
                     Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
Fund Value           $1,153.48
                     -----------------------------------------------------------------------------------------------------------
Fee                      $0.24
--------------------------------------------------------------------------------------------------------------------------------
Surr Charge             $69.19
                     -----------------------------------------------------------------------------------------------------------
Final Value          $1,084.05
                     -----------------------------------------------------------------------------------------------------------
Annualized Return        8.405%
--------------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit value) - Annual Fee - Surrender Charge
Annualized Return = Final Value/1,000 - 1
--------------------------------------------------------------------------------------------------------------------------------
Date                 Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
            12/31/96 15.286100
--------------------------------------------------------------------------------------------------------------------------------
            12/31/97 17.632200
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

================================================================================================================================
Three-Year Return
--------------------------------------------------------------------------------------------------------------------------------
                     Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income     Soc. Resp.
--------------------------------------------------------------------------------------------------------------------------------
One Year             $1,278.32

                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.31
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,278.01
---------------------------------------------------------------------------------------------------------------------------------
Two Year                $1,472.04
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.34
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,471.70
---------------------------------------------------------------------------------------------------------------------------------
Three Year              $1,697.58
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.35
---------------------------------------------------------------------------------------------------------------------------------
Surr Charge               $101.83
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,595.39
                      -----------------------------------------------------------------------------------------------------------
Cumulative Return         59.539%
                      -----------------------------------------------------------------------------------------------------------
Annualized Return         16.848%
---------------------------------------------------------------------------------------------------------------------------------

Calculation of Three Year Return

Final Value Year One  = 1,000 * (31-Dec-95 Unit Value/ 31-Dec-94 Unit Value) - Annual Fee Year One
Final Value Year Two  = 1,000 * (31-Dec-96 Unit Value/ 31-Dec-95 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-97 Unit Value/ 31-Dec-96 Unit Value) - Annual Fee Year Three -
                         Surrender Charge
Cumulative Return = Final Value Year Five/1,000 - 1
Annualized Return = (Final Value Year Five/1000) * (1/3) - 1

---------------------------------------------------------------------------------------------------------------------------------
Date                    Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income   Soc. Resp.
---------------------------------------------------------------------------------------------------------------------------------
           12/31/94     10.381800
---------------------------------------------------------------------------------------------------------------------------------
           12/31/95     13.271300
---------------------------------------------------------------------------------------------------------------------------------
           12/31/96     15.286100
---------------------------------------------------------------------------------------------------------------------------------
           12/31/97     17.632200
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

=================================================================================================================================
Separate Account L - Standardized Lifetime Returns
                                                             Lifetime
---------------------------------------------------------------------------------------------------------------------------------
                        Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income   Soc. Resp.
---------------------------------------------------------------------------------------------------------------------------------
Four Years Prior        $1,035.59
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.27
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,035.31
---------------------------------------------------------------------------------------------------------------------------------
Three Years Prior       $1,323.47
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.29
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,323.18
---------------------------------------------------------------------------------------------------------------------------------
Two Years Prior         $1,524.06
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.31
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,523.75
---------------------------------------------------------------------------------------------------------------------------------
One Year Prior          $1,757.61
                      -----------------------------------------------------------------------------------------------------------
Fee                         $0.33
                      -----------------------------------------------------------------------------------------------------------
Period (Years)               3.67
---------------------------------------------------------------------------------------------------------------------------------
Surr Charge               $105.44
                      -----------------------------------------------------------------------------------------------------------
Final Value             $1,651.85
                      -----------------------------------------------------------------------------------------------------------
Cumulative Return         65.185%
                      -----------------------------------------------------------------------------------------------------------
Annualized Return         14.661%
---------------------------------------------------------------------------------------------------------------------------------

Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-94 Unit Value/02-May-94 Unit Value) - Annual Fee Year One
Final Value Year Two = 1,000 * (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year Two
Final Value Year Three = 1,000 * (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee Year Three
Final Value Year Four  = 1,000 * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee Year Four -
                         Surrender Charge
Cumulative Return = Final Value for Last Year/1,000 - 1
Annualized Return = (Final Value for Last Year/1,000) * (1/Period) -  1

---------------------------------------------------------------------------------------------------------------------------------
                        Small Cap     Index     Growth II     Balanced     Growth I     Asst. Mgr.     Equity Income   Soc. Resp.
---------------------------------------------------------------------------------------------------------------------------------
Inception Date           05/02/94
---------------------------------------------------------------------------------------------------------------------------------
Inception Date Unit
 Value                  10.000000
---------------------------------------------------------------------------------------------------------------------------------
              12/31/94  10.381800
---------------------------------------------------------------------------------------------------------------------------------
              12/31/95  13/271300
---------------------------------------------------------------------------------------------------------------------------------
              12/31/96  15.286100
---------------------------------------------------------------------------------------------------------------------------------
              12/31/97  17.632200
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================